ANNUAL SHAREHOLDERS' MEETING FEBRUARY 6, 2003

Forward-Looking Statement This presentation contains "forward-looking" statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of February 6, 2003. The Company's actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the Company's operations and business environment including, but not limited to: further weakening of economic conditions in served markets; changes in customer demands or customer insolvencies; competition; intellectual property rights; consolidation of internal operations; integration of recently acquired businesses; delivery delays or defaults by customers; termination for convenience of customer contracts, performance issues with key suppliers and subcontractors; collective bargaining and labor disputes; changes in laws and regulations; litigation uncertainty; and the Company's successful execution of internal operating plans.

Agenda Fiscal 2002 Results Shareholder Value Strategy Corporate Governance Fiscal 2003 First Quarter Results Outlook

ESE Air Liquid 10/4/1999 -0.006 -0.025 0.016 10/11/1999 0.017 -0.037 -0.009 10/18/1999 0.062 -0.049 0.007 10/25/1999 0.051 -0.049 -0.026 11/1/1999 0.062 -0.037 -0.03 11/8/1999 0.017 -0.074 -0.045 11/15/1999 -0.028 -0.086 0.012 11/22/1999 -0.13 -0.173 0.006 11/29/1999 -0.102 -0.123 0.042 12/6/1999 -0.023 -0.148 -0.004 12/13/1999 -0.023 -0.16 -0.041 12/20/1999 0.062 -0.198 -0.044 12/27/1999 0.051 -0.222 -0.019 1/3/2000 0.062 -0.198 -0.049 1/10/2000 0.153 -0.198 -0.051 1/17/2000 0.181 -0.198 0.039 1/24/2000 0.249 -0.136 -0.004 1/31/2000 0.316 -0.086 0.009 2/7/2000 0.35 -0.111 -0.052 2/14/2000 0.356 -0.111 -0.06 2/21/2000 0.333 -0.123 -0.039 2/28/2000 0.333 -0.182 0.061 3/6/2000 0.266 -0.173 0.081 3/13/2000 0.441 -0.136 0.103 3/20/2000 0.542 -0.21 0.119 3/27/2000 0.514 -0.136 0.115 4/3/2000 0.469 -0.123 0.118 4/10/2000 0.514 -0.167 0.025 4/17/2000 0.525 -0.049 0.035 4/24/2000 0.475 -0.043 0.064 5/1/2000 0.446 -0.012 0.144 5/8/2000 0.605 -0.049 0.16 5/15/2000 0.627 0 0.135 5/22/2000 0.627 0 0.147 5/29/2000 0.627 0.111 0.102 6/5/2000 0.672 -0.012 0.004 6/12/2000 0.695 0.025 0.055 6/19/2000 0.627 0.025 0.036 6/26/2000 0.537 0.049 -0.033 7/3/2000 0.785 0.086 0.067 7/10/2000 0.757 0.08 0.126 7/17/2000 0.751 0.074 0.132 7/24/2000 0.605 0.062 0.138 7/31/2000 0.718 0.099 0.187 8/7/2000 0.65 0.142 0.226 8/14/2000 0.672 0.265 0.174 8/21/2000 0.667 0.167 0.157 8/28/2000 0.672 0.198 0.193 9/4/2000 0.65 0.235 0.103 9/11/2000 0.655 0.253 0.151 9/18/2000 0.565 0.204 0.003 9/25/2000 0.571 0.407 -0.042 10/2/2000 0.571 0.272 -0.044 10/9/2000 0.537 0.395 -0.068 10/16/2000 0.712 0.34 -0.045 10/23/2000 0.644 0.309 -0.094 10/30/2000 0.695 0.37 0.032 11/6/2000 0.695 0.272 0.023 11/13/2000 0.672 0.358 -0.01 11/20/2000 0.661 0.432 -0.013 11/27/2000 0.605 0.574 0.006 12/4/2000 0.667 0.586 0.006 12/11/2000 0.701 0.568 0 12/18/2000 0.751 0.574 0.049 12/25/2000 0.791 0.42 0.113 1/1/2001 0.881 0.265 0.136 1/8/2001 0.921 0.284 0.21 1/15/2001 0.881 0.185 0.184 1/22/2001 0.87 0.483 0.157 1/29/2001 0.85 0.346 0.156 2/5/2001 1.04 0.432 0.204 2/12/2001 0.977 0.241 0.079 2/19/2001 0.898 0.198 0.131 2/26/2001 1.056 0.556 0.115 3/5/2001 1.115 0.605 0.118 3/12/2001 1.22 0.593 0.11 3/19/2001 1.183 0.593 0.109 3/26/2001 1.256 0.679 0.113 4/2/2001 1.192 0.741 0.103 4/9/2001 1.224 0.59 0.109 4/16/2001 1.26 0.64 0.107 4/23/2001 1.283 0.481 0.129 4/30/2001 1.263 0.485 0.103 5/7/2001 1.246 0.48 0.083 5/14/2001 1.278 0.48 0.115 5/21/2001 1.658 0.481 0.176 5/28/2001 1.644 0.481 0.18 ESE Peer Group RUT 9/28/2001 0 0 0 10/1/2001 -0.092 0.04 0.025 10/8/2001 -0.024 0.092 0.059 10/15/2001 0.087 0.091 0.051 10/22/2001 0.139 0.122 0.083 10/29/2001 0.12 0.038 0.07 11/5/2001 0.124 0 0.082 11/12/2001 0.116 0.099 0.115 11/19/2001 0.165 0.162 0.132 11/26/2001 0.199 0.191 0.138 12/3/2001 0.289 0.251 0.189 12/10/2001 0.304 0.22 0.164 12/17/2001 0.333 0.148 0.195 12/24/2001 0.357 0.181 0.227 12/31/2001 0.353 0.253 0.233 1/7/2002 0.324 0.279 0.21 1/14/2002 0.28 0.212 0.172 1/21/2002 0.298 0.158 0.184 1/28/2002 0.333 0.183 0.186 2/4/2002 0.486 0.158 0.153 2/11/2002 0.537 0.194 0.159 2/18/2002 0.536 0.221 0.149 2/25/2002 0.52 0.292 0.181 3/4/2002 0.526 0.35 0.235 3/11/2002 0.49 0.369 0.233 3/18/2002 0.516 0.403 0.241 3/25/2002 0.56 0.426 0.251 4/1/2002 0.555 0.366 0.229 4/8/2002 0.559 0.336 0.273 4/15/2002 0.622 0.312 0.278 4/22/2002 0.562 0.343 0.239 4/29/2002 0.606 0.366 0.265 5/6/2002 0.507 0.269 0.217 5/13/2002 0.563 0.257 0.257 5/20/2002 0.472 0.178 0.219 5/27/2002 0.426 0.098 0.204 6/3/2002 0.316 0.122 0.162 6/10/2002 0.247 0.133 0.134 6/17/2002 0.317 0.188 0.139 6/24/2002 0.406 0.097 0.143 7/1/2002 0.318 0.099 0.089 7/8/2002 0.286 -0.007 0.021 7/15/2002 0.197 -0.042 -0.046 7/22/2002 0.165 -0.051 -0.056 7/29/2002 0.165 -0.006 -0.07 8/5/2002 0.092 -0.028 -0.041 8/12/2002 0.127 -0.096 -0.022 8/19/2002 0.153 -0.084 -0.012 8/26/2002 0.159 0.002 -0.034 9/2/2002 0.18 0.026 -0.033 9/9/2002 0.207 0.061 -0.037 9/16/2002 0.305 0.09 -0.093 9/23/2002 0.285 0.079 -0.106 9/30/2002 0.297 0.077 -0.105 10/7/2002 0.335 -0.054 -0.148 10/14/2002 0.45 -0.02 -0.103 10/21/2002 0.412 0.033 -0.08 10/28/2002 0.45 0.059 -0.053 11/4/2002 0.461 -0.043 -0.064 11/11/2002 0.346 -0.089 -0.047 11/18/2002 0.418 -0.028 -0.012 11/25/2002 0.474 0.018 0.004 12/2/2002 0.457 0.08 -0.02 12/9/2002 0.444 0.038 -0.042 12/16/2002 0.451 0.078 -0.044 12/23/2002 0.437 0.038 -0.051 12/30/2002 0.459 0.067 -0.036 12/31/2002 0.486 0.031 -0.054 Close: $37.00 FY'03 YTD:14.6% +7.7% -10.5% ESCO VS. PEER GROUP & RUSSELL 2000 9/30/01 - 12/30/02 Close: $32.30 FY'02: 29.7% 4 -4.2% 5.7%

ESCO Is . . . A Proven Supplier of Special Purpose Communications Systems Primarily for the Electric Utility Industry A Leading Provider of Engineered Filtration Products to the Process, Health Care and Transportation Markets Worldwide The Industry Leader in RF Shielding and EMC Test Products

RF Shielding & Test Filtration Other Comm Test East 192.5 11.4 94.6 69 ESCO Business Profile - FY '01 vs '02 Filtration $192.5M 52% Other Communications Fiscal 2002 Sales $367.5M 1st Qtr 4th Qtr 3rd Qtr 2nd Qtr East 188.2 85.5 59.1 12.1 West 30.6 31.6 34.6 38.6 North 45.9 43.9 45 46.9 Fiscal 2001 Sales $344.9M $69.0M 19% $94.6M 26% Filtration $188.2M 55% $85.5M 25% $59.1M 17% $11.4M 3% $12.1M 3%

Electronics 7% Industrial 11% Health Care 18% Automotive Products 11% Commercial Aerospace 7% Communications 25% Defense Aerospace 11% Consumer & Appliance 10% 54% 11% 35% 100% ESCO Served Markets - FY 2002

Excludes Goodwill Amort of $3.4M Pretax ($.20 per share) and Elimination of the Net Deferred Tax Valuation Allowance of $12.7M ($.99 per share) Excludes impact of Management Transition Agreement $.7M Pretax ($.04 per share) Income Statement from Operations (In Millions) EPS Reconciliation:

Includes Tax Effected NOL of $36.8M, retained from former defense subsidiaries. FREE CASH FLOW ($35 FROM OPS LESS $13.2 CAPX) $ 21.8 Balance Sheet ($M)

Fiscal 2002 Summary Solid earnings growth in tough economic environment Breadth of served markets a positive Communication segment was major driver Backlog increased 63% to $293M Increase in all three primary segments Created additional growth opportunities NCSRT (Filtration) Established a Test presence in China and Japan

Shareholder Value Strategy Primary Driver: Earnings Growth > 15% CAGR Sources Sales Growth > 10% CAGR New Products Acquisitions Profit Margin Improvement Initiatives Goal: 13% EBIT by '05 Strong Engineering Capability To Drive New Products . . . . Design & Process Profit Margin Improvement Strong Cash Flow To Fund Growth Asset Management Focus Retention Of Former Defense Business NOL

73% Increase ESCO Patents Over 200 Issued Over 150 Pending 15.7% Sales 20.3% Sales 22.1% Sales New Product Sales Includes Products Introduced During Prior 3 Years

Outage Mapping New software functionality added to TWACS system provides automated outage detection down to residential layer Restoration monitoring eliminates need for manual statistical sampling Will reduce customer call-ins for outages and eliminate uncertainty relative to repairs

OptiSep(tm) Patented cross-flow technology for optimized cell harvest, protein concentration Enabling technology for extraction of key components in dairy, biopharmaceutical and nutriceutical process streams Precision of separation borders that of chromatography Achievable concentrations are 5-10x greater than possible with competing systems

Pressure Switch IntelliSensorTM Electronic Prognostic Health Monitoring (PHM) technology embedded in filtration modules Multi-sensor device measures flow, pressure, temperature, differential pressure (dP) and detects air entrainment Reduces cost, weight, size and improves reliability and maintainability Applications in Aerospace, Space and Industrial markets

EMQuest - 100 Data Acquisition & Analysis System Rotating chamber measures radiated power from small electronic devices; software provides mapping to simulate human exposure Enabling technology for newly won status as first CTIA Approved Test Lab (CATL) in country for antenna pattern measurement

Shareholder Value Strategy Primary Driver: Earnings Growth > 15% CAGR Sources Sales Growth > 10% CAGR New Products Acquisitions Profit Margin Improvement Initiatives Goal: 13% EBIT by '05 Strong Engineering Capability To Drive New Products . . . . Design & Process Profit Margin Improvement Strong Cash Flow To Fund Growth Asset Management Focus Retention Of Former Defense Business NOL

North Carolina Separation Related Technologies (NCSRT) March 2002: Acquired patent portfolio of NCSRT Secured Rights to 32 U.S. Patents Includes 34 Foreign Counterparts Flat Sheet Module Technology Improves Processing Efficiency and Yield for Customers in: BioPharmaceutical Processing Nutraceutical Development & Production Food & Beverage Industry Key Features: Complies with Rigorous "3A" Sanitary Standards Linearly Scalable from Lab to Production Achieves Difficult Separations Economically

Acoustic Systems, Inc. December 2002: Acquired Assets of Acoustic Systems, Inc. Sound Isolation Technology Applied to Products for: Test and Measurement Requirements Medical Applications The Broadcast Industry (e.g., XM Satellite) Complementary to ESCO RF Test & Measurement Business Customers need both Acoustics and RF Test Solutions Expands ESCO's Served Market by ~$100M Product Offerings Geographically

Shareholder Value Strategy Primary Driver: Earnings Growth > 15% CAGR Sources Sales Growth > 10% CAGR New Products Acquisitions Profit Margin Improvement Initiatives Goal: 13% EBIT by '05 Strong Engineering Capability To Drive New Products . . . . Design & Process Profit Margin Improvement Strong Cash Flow To Fund Growth Asset Management Focus Retention Of Former Defense Business NOL

ESCO Performance Improvement Actions '01 and '02 - 4 facilities closed / consolidated and 2 downsized - 145,000 sq. ft. reduction Work Transfer (Europe & Juarez) Advanced Automation Make / Buy On-going Initiative Key Element of ESCO Culture

Shareholder Value Strategy Primary Driver: Earnings Growth > 15% CAGR Sources Sales Growth > 10% CAGR New Products Acquisitions Profit Margin Improvement Initiatives Goal: 13% EBIT by '05 Strong Engineering Capability To Drive New Products . . . . Design & Process Profit Margin Improvement Strong Cash Flow To Fund Growth Asset Management Focus Retention Of Former Defense Business NOL

Filtration 51% RF Shielding & Test 14% Communications 28% Other 7% FY '02 Engineering Expenditures = $28.9M (7.9% Sales) Engineering Force Count > 50 Engineering Investment ($M)

Engineering Investment ($M) 55% Increase FY 00 FY 01 FY 02 18.1 25.4 28.9 $18.1 $25.4 $28.9

Shareholder Value Strategy Primary Driver: Earnings Growth > 15% CAGR Sources Sales Growth > 10% CAGR New Products Acquisitions Profit Margin Improvement Initiatives Goal: 13% EBIT by '05 Strong Engineering Capability To Drive New Products . . . . Design & Process Profit Margin Improvement Strong Cash Flow To Fund Growth Asset Management Focus Retention Of Former Defense Business NOL

Strong Cash Flow From Operations ($M) FY 00 FY 01 FY 02 Free Cash Flow 9.6 21.1 21.8 Cap exp 10.4 11.9 13.2 $9.6 $21.1 $35.0 $10.4 $20.0 $11.9 $33.0 $21.8 $13.2

Agenda Fiscal 2002 Results Shareholder Value Strategy Corporate Governance Fiscal 2003 First Quarter Results Outlook

Corporate Governance Nominating and Corporate Governance Committee will be established at today's ESCO Board Meeting Committee will be given broad responsibilities to ensure continued compliance in this important area Chairman of Nominating and Corporate Governance Committee, D. Trauscht, will lead meetings of outside directors which will be held in conjunction with all future Board meetings

Conference Calls ESCO will initiate conference calls in conjunction with future earnings releases beginning with the 2nd Qtr earnings release 2nd Qtr call will be held May 13, 2003

Agenda Fiscal 2002 Results Shareholder Value Strategy Corporate Governance Fiscal 2003 First Quarter Results Outlook

Qtr 1 Income Statement ($000)

Qtr 1 Balance Sheet ($000)

Qtr 1 Financial Highlights Significant sales growth in a challenging environment Communications segment sales increased >100% Filtration & Test sales increased >10% each Earnings per share growth of ~35% Solid order backlog of ~$286M Free cash flow of ~ $5M Completed acoustics acquisition (Test Segment)

ESCO Outlook First Half Outlook Increased to $.95 - $1.05 Communication segment profile has changed due to customer delivery schedules FY'03 Outlook is $1.95 - $2.05 Communications will remain strong Filtration margins remain challenged Test segment will make incremental improvement in 2nd half Positive Cash Flow From Operations Throughout the Year Fund Internal Growth and "Good-Fit" Acquisitions Continue to review opportunities to improve our cost and competitive position and to further sharpen our focus Management & Shareholder Interests Remain Strongly Aligned Executive and Director Equity Ownership Policies